Exhibit 99.1

Beneficial Mutual Bancorp Investor Presentation Third Quarter 2010 SAFE HARBOR STATEMENT [BENEFICIAL MUTUAL BANCORP, INC. LOGO]

This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants. 1

Company Snapshot o Founded in 1853 o Oldest and largest bank headquartered in Philadelphia o 4th largest publicly traded mutual holding company ($ in millions) 9/30/2010 Assets $4,899 Deposits $3,858 Equity $634 Branches 65 Tangible Common Equity/Tangible Assets 10.60% 2

PRESENTATION TOPICS o Focus/Marketplace/Opportunities o Credit Picture o Financial Performance o Valuation 3

MISSION Educate our customers to do the right thing financially VISION Do What's Right (Vacere Comptus Verus) Bineficial is passionate about educating, inspiring, and motivating people to take action to do well. CORE VALUES Founded on Faith Built from Trust Governed by Honesty Managed with Discipline Growth through Loyalty Accepting of Ownership 4

CURRENT FOCUS o Capital Strength o Maintain strong capital levels to allow strategic flexibility o Continue fundamental organic growth o Opportunistic acquisition strategy o Improved Profitability o Focused on operating efficiency and cost structure o Developing and growing fee based businesses - insurance and wealth management o Growing small business banking portfolio 5

CURRENT FOCUS

- Relationship banking & focused deposit gathering
  - Align our products and services to our customer's needs
    - FinanceWorks
    - BankThanks Reward Program
    - Mobile Banking
  - Drive core business growth
  - Development of alternative delivery channels
- Enhanced credit risk management in a challenging environment
  - Maintaining prudent underwriting standards
  - Continue credit and loss prevention discipline
  - Maximize recovery of workout loans

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OUR MARKET - GREATER PHILADELPHIA AREA o We operate in a dynamic medium between regional and super regional competitors, and local community banks o Large enough to compete with the largest financial institutions o There are 124 banking institutions in the Philadelphia metro area including Beneficial o 91 of these institutions have less than 10 branch locations o Only 9 of these institutions have more than 50 branch locations o Beneficial is positioned to take advantage of marketplace consolidation Source: SNL Interactive 7

OUR MARKET - GREATER PHILADELPHIA AREA o 5th largest metropolitan region in the U.S. o 92 colleges and universities o Median household income of $65k versus national media of $54k o 65 branches (37 in PA, 28 in NJ) o Population of 5.9 million Sources: U.S. Census Bureau, SNL Interactive 8

OUR PRESENCE & MARKET OPPORTUNITY o #1 Ranked Thrift and #9 Overall in Philadelphia MSA vs. #11 in 2009 o Still have opportunities for growth in our marketplace Philadelphia MSA Deposits $3.9 billion Ranking Thrifts 1 Overall 9 Market Share 2% HH Income Changes: 2000-2010 34% 2000-2015 (projected) 15% Source: SNL Interactive 9

2010 THIRD QUARTER SUMMARY o Total assets increased $225.5 million or 4.8% to $4.9 billion as compared to 12/31/2009 o Total deposits increased $349.1 million or 9.9% to $3.9 billion as compared to 12/31/2009 o Recorded a loan loss provision of $51.1 million to address collateral deficiencies in all of our criticized loans which resulted in a loss of $21.7 million and $8.6 million for the three month and nine month periods ending September 30, 2010 10

2010 THIRD QUARTER SUMMARY o NIM increased 8 bps to 3.35% (includes 8 bps impact from interest reversal for criticized loans) at 9/30/2010 (year-to-date) as compared to 9/30/2009 o ALLL as a percentage of total loans outstanding remained consistent with 12/31/2009 at 1.6%, and NPAs decreased $29.1 million to $133.7 million or 17.9% as compared to 12/31/2009 o Capital levels remained strong with Tangible Common Equity/Tangible Assets at 10.6% 11

PRESENTATION TOPICS o Focus/Marketplace/Opportunities o Credit Picture o Financial Performance o Valuation 12

THIRD QUARTER DEVELOPMENTS o Experienced significant declines in updated appraised collateral values for a number of large commercial real estate loans o Delays in other repayment sources for a number of large loans o A number of criticized commercial loans previously performing went delinquent or defaulted during the third quarter 13

ECONOMIC CONDITIONS o Expect recovery to be slow and occur over a longer period of time o Real estate values will continue to be under pressure o Prolonged slowdown in commercial real estate development will limit traditional refinance and repayment sources 14

THIRD QUARTER IMPACT o Recast and strengthened the balance sheet o Charged-off the collateral deficiency for the entire population of criticized loans o Re-built the ALLL to address any further credit issues o Resulted in large net loss for Q310 o Marked the entire criticized loan portfolio to be carried at its estimated market value o Better positioned to be able to strategically allocate capital in the future 15

CRITICIZED COMMERCIAL LOAN CHARGE-OFFS (in thousands) 9/30/10 Criticized Loans (with Collateral Deficiency) $ 121,777 9/30 Charge-off of Collateral Deficiency (55,759) Remaning Loan Balance $ 66,018 Charge-Off Percentage 45.8% o Charged-off all criticized loans with a collateral deficiency o Criticized loan charge-off percentage was significant and reflects current estimated market values 16

REDUCTION IN COMMERCIAL CLASSIFIED LOANS o The commercial classified loan balance declined in Q310 as a result of elevated charge-offs; however the number of customer classified loans declined Classified Commercial Loans/Total Loans $s in 000s Classified Commercial Loans Q409 $153,946 5.52% Q110 $178,440 6.41% Q210 $170,850 6.08% Q310 $111,816 4.04% Number of Classified Loans Q409 137 Q110 155 Q210 154 Q310 135 17

DELINQUENCY LEVELS o Delinquency levels on commercial loans declined in Q310 as a result of elevated charge-offs o Delinquency levels for residential loans stayed relatively flat with minimal charge-offs $s in 000s Commercial Loans 12/09 3/10 6/10 9/10 5.78% 5.79% 5.77% 100,000 6.00% 75,373 75,840 77,548 80,000 5.00% 60,000 4.00% 38,818 58,081 67,597 68,568 2.96% 40,000 3.00% 20,000 31,500 2.00% 17,292 8,243 8,980 7,318 0 1.00% < 90 Days >=90 Days $s in 000s Residential Loans 30,000 3.00% 25,000 2.29% 20,000 2.22% 2.02% 15,533 1.86% 14,829 15,000 13,364 2.00% 12,309 7,823 8,095 10,000 5,631 4,887 5,000 7,733 7,422 7,005 7,438 0 1.00% 12/09 3/10 6/10 9/10 < 90 Days >=90 Days 18

DELINQUENCY LEVELS o Delinquency levels on personal loans and education loans stayed relatively flat in Q310 o Education loans are guaranteed which removes any credit exposure for Beneficial $s in 000s Personal Loans excluding Education Loans 5,000 0.66% 0.62% 4,000 0.55% 3,447 3,146 3,298 0.40% 3,000 328 108 802 2,204 2,000 159 3,190 2,818 2,646 1,000 2,046 0 0.00% 12/09 3/10 6/10 9/10 < 90 Days >=90 Days $s in 000s Education Loans* 25.70% 80,000 21.77% 66,054 20.82% 70,000 20.67% 57,578 60,000 52,924 20.00% 54,110 50,000 36,771 31,656 26,772 40,000 26,398 30,000 10.00% 20,000 29,283 25,922 27,338 26,526 10,000 0 0.00% 12/09 3/10 6/10 9/10 < 90 Days >=90 Days * Government guaranteed student loans 19

COMPOSITION OF ALLL (in thousands) September 30, 2010 Loan Specific General Total Percent Balance Reserves Reserves ALLL Coverage Commercial (inc TDRs) $ 1,304,697 $ - $ 38,496 $ 38,496 2.95% Residential 679,119 507 843 1,350 0.20% Consumer 784,937 - 3,321 3,321 0.42% Unallocated Reserve - - 1,792 1,792 100.00% Total $ 2,768,753 $ 507 $ 44,452 $ 44,959 1.62% June 30, 2010 Loan Specific General Total Percent Balance Reserves Reserves ALLL Coverage Commercial (inc TDRs) $ 1,344,496 $ 23,219 $ 20,081 $ 43,300 3.22% Residential 667,974 0 578 578 0.09% Consumer 797,231 0 4,952 4,952 0.62% Unallocated Reserve 0 0 2,065 2,065 100.00% Total $ 2,809,701 $ 23,219 $ 27,676 $ 50,895 1.81% o All commercial criticized loans ($122 million) with a collateral deficiency of $56 million have been partially charged-off requiring no specific reserves o General reserves increased significantly (92%) for the commercial loan portfolio to further strengthen the balance sheet 20

RESERVE COVERAGE ALLL/Total Loans 2.00 1.80 1.64 1.63 1.60 1.52 1.62 1.40 1.52 1.20 1.12 1.10 1.22 1.00 0.80 0.60 0.40 0.20 - 2007 2008 2009 Q310 YTD Beneficial Peers See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data 21

PRESENTATION TOPICS o Focus/Marketplace/Opportunities o Credit Picture o Financial Performance o Valuation 22

STATEMENT OF OPERATIONS (in thousands) 2007 2008 2009 Q310 YTD Interest income $ 157,894 $ 192,926 $ 192,974 $ 149,029 Interest expense 73,774 78,915 65,632 38,490 Net interest income 84,120 114,011 127,342 110,539 Provision for loan loss 2,470 18,901 15,697 62,200 Non-interest income 13,372 23,604 26,847 20,313 Non-interest expense 101,032 98,303 119,866 95,315 Pre-tax earnings (6,010) 20,411 18,626 (26,663) Tax provision (benefit) (4,465) 3,865 1,537 (18,057) Net income $ (1,545) $ 16,546 $ 17,089 $ (8,606) Diluted EPS $ (0.03) $ 0.21 $ 0.22 $ (0.11) o Improvement in net income over the past 3 years o Third quarter 2010 impacted by large provision for credit losses on the partial charge-off of all criticized commercial loans with a collateral deficiency 23

NIM COMPARED TO PEERS o Growth in NIM since 2007 o Impact of 8bps from nonaccrual interest adjustment in Q310 Net Interest Margin (Bank) 3.70 3.63 3.60 3.50 3.39 3.35 3.40 3.42 NIM 3.30 3.35 3.36 3.35 3.20 3.24 3.10 3.00 2007 2008 2009 Q310 YTD Beneficial Bank Peers See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data 24

AVERAGE LOANS - YIELD o Yields have decreased given a declining interest rate environment o Average loan balance has grown by 50% since 2007 and has remained stable despite low commercial loan demand $s in millions $3,000 9 $2,798 $2,650 8.05 8 $2,500 $2,239 7 6.29 5.92 $2,000 $1,865 5.29 6 5.25 5 $1,500 5.09 4 3.25 3.25 $1,000 3 2 $500 1 $- 0 2007 2008 2009 Q310 YTD Average Loan Balance Yield U.S. Prime Rate 25

AVERAGE DEPOSITS - RATE o Cost of deposits have been significantly reduced while deposits balances continue to grow $s in millions $4,000 3 $3,626 $3,500 2.81 $3,100 2.5 2.22 $3,000 $2,670 2 $2,500 $2,036 1.51 $2,000 1.5 $1,500 0.97 1 $1,000 0.5 $500 $- 0 2007 2008 2009 Q310 YTD Avg Deposits Rate 26

AVERAGE BORROWINGS - RATE o Cost of borrowings has declined along with underlying balances $s in millions $600 6 $485 $500 5 4.99 $455 $401 $400 4 $331 4.08 4.13 4.07 $300 3 $200 2 $100 1 $- 0 2007 2008 2009 Q310 YTD Avg Borrowings Rate 27

NON-INTEREST INCOME o Non-interest income has grown since 2007 o Third quarter 2010 year-to-date results comparable to prior year despite third quarter impact of REG E YTD Non-Interest Income (millions)$30.0$25.0 $26.8 $23.6 $20.0 $20.6 $20.3$15.0 $13.4$10.0$5.0$-2007 2008 2009 Q309 YTD Q310 YTD 28

EFFICIENCY RATIO o Efficiency ratio has declined from prior year o Focused on further improving operating efficiency 120.0 103.6 100.0 77.7 80.0 71.4 72.8 60.0 40.0 20.0 - 2007 2008 2009 Q310 YTD 29

LOAN COMPOSITION Total Loans = $2.8 billion Consumer 28% CRE 32% Residential 24% C&I & Other 16% $s in millions Commercial Real Estate $ 862 Residential Construction 13 C&I and Other 442 Total Commercial $ 1,317 Residential 667 Consumer 785 Total Consumer $ 1,452 Total Loans $ 2,769 30

DEPOSIT BALANCE GROWTH TRENDS o Core deposits have consistently grown over the past 4 years and costlier time deposits have decreased Core Deposits vs. Time Deposits Ending balance (millions) $2,992 $3,000 $2,563 $2,500 $2,000 $1,701 $1,423 $1,500 $1,042 $1,041 $946 $1,000 $866 $500 $- 2007 2008 2009 Q310 Core deposits includes all checking, savings and money market customer deposit accounts 31

DEPOSIT COMPOSITION o Total Deposits = $3.9 billion o Total Core Deposits = $3 billion (78%) Time 22% Checking 45% MMT 16% Savings 17% 32

DEPOSIT GATHERING STRATEGIES o Education-based sales environment o Enhanced bundled product offerings to grow and strengthen targeted relationships o Focused and consistent business development activities o Expanded cash management services to attract larger commercial relationships o Concentration on anchoring relationships through cross-referrals 33

CAPITAL LEVELS REMAIN STRONG o Tangible Common Equity/Tangible Asset ratio remains strong at 10.6% and Tier 1 RBC is well above well-capitalized requirement TCE/TCA (Holding Co.) TCE/TCA (Bank) 11.00 10.60% 10.50 10.00 9.50 9.00 8.88% 8.50 8.00 Beneficial Peer Group Tier 1 Risk Based Capital (Bank) 18.00 16.20% 16.00 14.00 11.97% 12.00 $276 10.00 Mil 8.00 Excess Well- 6.00 Capital Capitalized: 6% 4.00 $163 2.00 Mil - Beneficial Bank Peer Group See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data 34

CAPITAL LEVELS REMAIN STRONG o Leverage and Total Risk-Based Capital Ratios also well above well-capitalized requirement Tier 1 Leverage (Bank) 10.00 9.26% 8.72% 9.00 8.00 7.00 $202 6.00 Mil Excess Capital Well- 5.00 Capitalized: 4.00 5% $237 3.00 Mil 2.00 1.00 - Beneficial Bank Peer Group Tier 1 Risk Based Capital (Bank) 20.00 17.46% 18.00 16.00 13.23% 14.00 $202 12.00 Mil Excess Well- 10.00 Capital Capitalized: 10% 8.00 $271 6.00 Mil 4.00 2.00 - Beneficial Bank Peer Group See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data 35

LIQUIDITY REMAINS STRONG o Liquidity remains strong with a Loans/Deposit ratio of 71% & Borrowings/Assets ratio of 6.82% at the Bank o $216 million of cash and overnight investments o $781 million of borrowing capacity Loan/Deposit Ratio (Bank) 100.00 87.71% 90.00 80.00 70.98% 70.00 60.00 50.00 40.00 30.00 20.00 10.00 - Beneficial Bank Peer Group Borrowings/Assets Ratio (Bank) 14.00 12.11% 12.00 10.00 8.00 6.82% 6.00 4.00 2.00 - Beneficial Bank Peer Group See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data 36

PRESENTATION TOPICS o Focus/Marketplace/Opportunities o Credit Picture o Financial Performance o Valuation 37

BENEFICIAL VALUATION ANALYSIS

			At Time of Offering				Currently	
Name	Q210 Assets	Offering Completed	Price to PF TBV	PF TE/A	Net Proceeds	Price as of 10/14/2010	P/TBV	TE/ Assets
Viewpoint Financial Group, Inc.	$ 2,764,461	07/07/2010	94%	14.6%	$ 166,781	$ 9.48	89%	7.7%
Fox Chase Bancorp, Inc.	1,242,967	6/29/2010	73%	16.0%	76,566	9.79	69%	16.6%
Oritani Financial Corp.	2,477,420	06/24/2010	91%	25.8%	364,652	10.28	90%	26.0%
Northwest Bancshares, Inc.	8,136,133	12/18/2009	1.04%	14.2%	603,041	11.35	111%	14.3%
United Financial Bancorp, Inc.	1,544,915	12/04/2007	80%	20.0%	82,131	13.89	106%	14.0%
Abington Bancorp, Inc.	1,268,213	06/28/2007	1.03%	22.7%	121,420	10.79	103%	16.8%
People's United Financial, Inc.	21,950,300	04/16/2007	1.42%	31.4%	2,984,357	13.19	133%	18.0%
Westfield Financial, Inc.	1,234,948	01/04/2007	1.12%	29.1%	170,099	8.10	99%	19.4%
Median Valuation			**98%**	**21.4%**			**101%**	**16.7%**
Beneficial Bancorp (price as of 10/29/2010; book values as of 9/30/2010)	**4,899,186**						**76%**	**16.2%**

- Included above is a group of banks who executed second step conversions with assets greater than $1 billion
- As of the end of November 5, 2010 using a stock price of $7.71, Beneficial's estimated value at 76% of fully converted tangible book value as compared to a 101% median tangible book value for the peer group above

Source: SNL Financial; and Keefe, Bruyette & Woods (KBW)

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Appendix A - Peer Group List New Alliance Bank Sun National Bank Northwest Savings Bank Hudson Valley Bank First Commonwealth Bank Dime Savings Bank Provident Bank (NJ) TrustCo Bank Investors Savings Bank Wilmington Savings Fund Society, FSB National Penn Bank Provident Bank (NY) NBT Bank, N.A. Flushing Savings Bank, FSB Community Bank, N.A. Kearney Federal Savings Bank S&T Bank Parkvale Savings Bank 39

Beneficial mutual bancorp, inc. 40